UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): OCTOBER 1, 2006

                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-096
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-095
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-094
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-093
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-092
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-091
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-090
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-089
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-088
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-087
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-086
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-085
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-084
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-083
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-082
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-081
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-080
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-079
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-078
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-077
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-076
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-075
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-074
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-073
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-072
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-071
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-070
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-069
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-068
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2004-001
                (by Hartford Life Insurance Company as Depositor)
                         HARTFORD LIFE INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)
                        HARTFORD LIFE INSURANCE COMPANY
             (Exact name of depositor as specified in its charter)
                        HARTFORD LIFE INSURANCE COMPANY
             (Exact name of sponsor as specified in its charter)

       DELAWARE                      333-130089-59            NOT APPLICABLE
       DELAWARE                      333-130089-60            NOT APPLICABLE
       DELAWARE                      333-130089-57            NOT APPLICABLE
       DELAWARE                      333-130089-58            NOT APPLICABLE
       DELAWARE                      333-130089-55            NOT APPLICABLE
       DELAWARE                      333-130089-56            NOT APPLICABLE
       DELAWARE                      333-130089-53            NOT APPLICABLE
       DELAWARE                      333-130089-52            NOT APPLICABLE
       DELAWARE                      333-130089-54            NOT APPLICABLE
       DELAWARE                      333-130089-51            NOT APPLICABLE
       DELAWARE                      333-130089-50            NOT APPLICABLE
       DELAWARE                      333-130089-49            NOT APPLICABLE
       DELAWARE                      333-130089-48            NOT APPLICABLE
       DELAWARE                      333-130089-46            NOT APPLICABLE
       DELAWARE                      333-130089-47            NOT APPLICABLE
       DELAWARE                      333-130089-43            NOT APPLICABLE
       DELAWARE                      333-130089-44            NOT APPLICABLE
       DELAWARE                      333-130089-45            NOT APPLICABLE
       DELAWARE                      333-130089-40            NOT APPLICABLE
       DELAWARE                      333-130089-41            NOT APPLICABLE
       DELAWARE                      333-130089-42            NOT APPLICABLE
       DELAWARE                      333-130089-38            NOT APPLICABLE
       DELAWARE                      333-130089-39            NOT APPLICABLE
       DELAWARE                      333-130089-35            NOT APPLICABLE
       DELAWARE                      333-130089-36            NOT APPLICABLE
       DELAWARE                      333-130089-37            NOT APPLICABLE
       DELAWARE                      333-130089-32            NOT APPLICABLE
       DELAWARE                      333-130089-33            NOT APPLICABLE
       DELAWARE                      333-130089-34            NOT APPLICABLE
       DELAWARE                      333-112244-01            NOT APPLICABLE
      CONNECTICUT                      333-130089               06-0974148
(State or other jurisdiction     (Commission File Number)     (IRS Employer
     of incorporation)                                       Identification No.)


                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-096
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-095
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-094
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-093
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-092
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-091
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-090
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-089
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-088
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-087
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-086
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-085
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-084
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-083
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-082
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-081
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-080
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-079
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-078
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-077
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-076
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-075
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-074
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-073
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-072
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-071
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-070
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-069
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-068
                   HARTFORD LIFE GLOBAL FUNDING TRUST 2004-001
                       C/O HARTFORD LIFE INSURANCE COMPANY
                              200 HOPMEADOW STREET
                           SIMSBURY, CONNECTICUT 06089

                         HARTFORD LIFE INSURANCE COMPANY
                              200 HOPMEADOW STREET
                           SIMSBURY, CONNECTICUT 06089
                    (Address of principal executive offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (860) 547-5000

                    ----------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================


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ITEM 6.02 - CHANGE OF SERVICER OR TRUSTEE

Each of the trusts identified on the face page of this Exchange Act Report (each a "Trust") have separately entered into an indenture agreement (each an "Indenture") with JPMorgan Chase Bank, N.A. ("JPMorgan") with respect to certain notes issued by that Trust under Hartford Life Insurance Company's ("HLIC") program for the issuance of secured IncomeNotes(sm) and secured medium-term notes through trusts pursuant to HLIC's Registration Statement on Form S-3 (File No. 333-130089) filed with the Securities and Exchange Commission (the "SEC") on December 2, 2005, as amended (the "Program"). Under each such Indenture, JPMorgan served as indenture trustee, registrar, paying agent, transfer agent and calculation agent, with respect to the notes issued by the related Trust.

Effective October 1, 2006, JPMorgan entered into an agreement with The Bank of New York Trust Company, N.A. ("BONY") pursuant to which JPMorgan exchanged portions of its corporate trust business for certain other business of BONY (the "Transaction"). As a result of the Transaction, BONY has succeeded JPMorgan as indenture trustee, registrar, paying agent, transfer agent and calculation agent under the terms of each of the Indentures and will act as indenture trustee, registrar, paying agent, transfer agent and calculation agent under the terms of any additional indenture to be entered into in connection with the Program.

BONY is a national banking association organized under the laws of the United States, and has acted as indenture trustee and in other capacities in connection with various types of securitization transactions, including mortgage-backed securities, collateralized debt obligations, asset-backed securities and funding agreement-backed notes programs since 2004. BONY and its affiliates have served as indenture trustee on both registered and unregistered transactions involving the securitization of funding agreements since 2004. The aggregate amount of outstanding registered funding agreements managed by BONY in connection with funding agreement-backed note programs is approximately $6,604,000,000 as of October 3, 2006.

For information relating to HLIC, please see HLIC's (Commission file number 001-32293) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the SEC which are incorporated by reference herein. You can read and copy these reports and other information at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC's Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC's website on the Internet at http://www.sec.gov, which contains reports and other information that HLIC has filed electronically with the SEC.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   Hartford Life Insurance Company, as depositor with respect to each of the Trusts



Date:  October 5, 2006             BY:    /s/ JEFFREY L. JOHNSON
                                   ---------------------------------------
                                   Name:  Jeffrey L. Johnson
                                   Title: Assistant Vice President



                                   Hartford Life Insurance Company
                                   (Registrant)



Date:  October 5, 2006             BY:    /s/ JEFFREY L. JOHNSON
                                   ---------------------------------------
                                   Name:  Jeffrey L. Johnson
                                   Title: Assistant Vice President


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